Exhibit 99.2

AGA Financial Forum May 2, 2005 David Meador Executive Vice President & Chief Financial Officer

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

DTE Energy's Strategy Maintain a sound regulated utility base that supports an attractive dividend Enhance traditional utility growth with an integrated portfolio of non-utility businesses Create and expand businesses that are closely linked to our core skills Seek businesses with attractive competitive dynamics Continue geographic focus on Midwest and Northeast regions of the United States Preserve balance sheet strength

DTE Energy Is Well Positioned With the recovery of the utilities, we expect earnings to rebound significantly in 2005 The current challenges are very manageable Our strategy effective over the long-term Expected cash flows provide a high degree of flexibility Our balance sheet remains solid with metrics expected to improve over the next few years Our dividend is attractive and consistent

Q1 2005 Review Overall operating earnings were flat on a year-over-year basis. Key drivers were: Benefit of Detroit Edison rate relief Deferral of CoEnergy storage earnings to the next storage cycle Deferral of some synfuel net income offset by mark-to-market gains from oil options Cash flow was higher than last year and we were recently moved to stable credit outlook by Moody's We are maintaining our previous 2005 earnings and cash flow guidance and are on track to meet our commitments We continue our progress on the regulatory front Received the MichCon final rate order Recently made a number of additional regulatory filings We continue to grow our non-utility businesses and reinvest cash from the synfuel business

DTE Energy 2005 Operating Earnings Guidance 2004 2005 Non-Regulated 241 310 Regulated Gas 23 84 Regulated Electric 178 280 Holding Company -15 -65 $427 Electric Utility Gas Utility Non-Utility EPS $2.46 $178 $24 $241 Holding Co. $580-635 $270-290 $75-85 $300-320 $3.30-3.60 * Reconciliation to GAAP reported earnings included in the appendix ($60-65) 2004 Actual* 2005 Guidance ($ millions) ($16)

Sound Regulated Utility Base Continued Non-Utility Growth Maintain Balance Sheet Strength Summary

Detroit Edison's Recent Rate Order Contained Many Attractive Provisions The final rate order provided: $374M base rate increase ($248M net of PSCR reduction), which will be fully realized in 2006 Authorized 11% ROE based on 46% equity and $2.9B equity level Power Supply Cost Recovery (PSCR) mechanism modified to include the pass through of transmission and NOx emission allowance costs, in addition to fuel and purchased power costs Established a pension expense tracker that matches cost recovery with costs incurred; invited filing for a retiree health care cost tracker Full recovery of $550M of past environmental expenditures Surcharges established to recover almost $400M of accrued regulatory assets

Progress was Made on Choice, but Work Remains to be Done The final order addressed a number of Choice related issues: Included revenue in base rates to address Electric Choice losses Established a number of return to service provisions Adjusted transition charges to recover $44M in historical choice related costs Increased distribution charge for secondary (lower voltage) customers Recognizing the need to address rates that are not reflective of the actual cost of service, the MPSC ordered Detroit Edison to file a proposal to restructure its rates

Detroit Edison Rate Restructuring Proposal Intention is to eliminate subsidies that have historically existed in Detroit Edison's rates and eliminate artificial price signals The Rate Restructuring proposal would: Unbundle rates into power supply and distribution components Establish rates based on actual cost of service for all customers Rate subsidies, either positive or negative, would be reflected as a non-bypassable wires charge Unbundled rates would become effective January 1, 2006 and rate subsidies would be phased out over a five year period beginning in 2007 No incremental revenues are being requested as overall revenue requirement is based on Detroit Edison's recent rate order Pre Post 9.6 10.9 Residential 9.6¢ Pre Post 10.1 8.3 Commercial & Industrial Secondary 10.1¢ Pre Post 5.8 5.2 Commercial & Industrial Primary Current Bundled Rates Proposed Unbundled & Cost Based Rates 5.8¢ 10.9¢ 8.3¢ 5.2¢ Average Rates (¢/KWh) Current Bundled Rates Proposed Unbundled & Cost Based Rates Current Bundled Rates Proposed Unbundled & Cost Based Rates

Q1 Q2 Q3 Q4 Q1 Commercial Secondary 583 738 948 874 748 Commercial Primary / Industrial 1559 1742 1706 1689 1166 Detroit Edison Electric Choice Volumes GWh Q1 Q2 Q3 Q4 Choice volumes are down 228 GWh from Q1 2004 levels However, the margin impact was flat as lower overall volumes have been offset by additional higher margin commercial secondary customers participating in the Choice program Choice volumes are down 649 GWh from Q4 2004 levels, reflecting the impact of the final electric order Margins are improved from this Q4 2004 run rate, but will be somewhat tempered based on further commercial secondary Choice migration during 2005 Q1 2004 2005 2,142 2,480 2,654 2,563 1,914 Commercial Secondary Commercial Primary / Industrial

MichCon Regulatory Orders On April 28, we received the final rate order for MichCon. The order provided: $61M of base rate increase Tracking mechanism for uncollectibles expense Allowed rate of return on common equity of 11% A 50/50 debt to equity ratio We also received a final order in the 2002 GCR reconciliation case Disallowed costs of $26M Since this applies to prior periods, it will not impact 2005 operating earnings We are currently analyzing the orders to determine their expected impact.

Significant Progress in Implementing the DTE Energy Operating System Operating System Savings ($ millions) 2002 2003 2004 2005E DTEOS savings 20 45 105 125 The redesign of our medium-sized transformer repair process resulted in overall repair costs being cut in half Boiler run time between furnace cleanings increased from 30 days to more than 200 days at our Belle River power plant, producing more the $8M per year in savings Examples:

DTE Energy Operating Earnings Per Share Utility Earnings Are Expected to Recover From 1997-2002 we achieved our targeted growth in a turbulent industry environment In 2003-2004 cost pressures and Electric Choice had a significant impact on earnings In 2003 both utilities filed their first general rate cases in 10 years Electric Choice volumes peaked at ~19% of total load in 2004 With continued non-utility growth and increased regulatory stability, earnings are expected to recover 1998 1999 2000 2001 2002 2003 2004 2005E Non-Utility 3.05 3.33 3.27 3.48 3.55 2.97 2.46 3.3 0.3 $3.05 $3.33 $3.27 $3.48 $3.55 $2.97 $2.46 $3.30-3.60

Sound Regulated Utility Base Continued Non-Utility Growth Maintain Balance Sheet Strength Summary

Continued Non-Utility Growth We will continue to pursue growth at our non-utility businesses Adhering to our well-established strategy, these businesses will be closely linked to our core skills originally developed at the utilities, such as coal handling and processing, industrial projects, unconventional gas production and gas storage The synfuel business is expected to generate $1.6B from 2005-2008, providing a unique opportunity for redeployment Non-utility Net Income ($ millions) 1998 1999 2000 2001 2002 2003 2004 2005E Detroit Edison ROE 42 68 84 162 205 231 241 300 20 $42 $68 $84 $162 $205 $231 $241 $300-320

Synfuel Cash Represents a Substantial Opportunity Redeployment of synfuel cash represents a unique opportunity to increase shareholder value and strengthen the balance sheet ~ 90% of capacity sold to other investors, whereby DTE realizes cash proceeds as synfuel is produced Tax credits expire in 2007; cash flow ends in 2008 The value of synfuel tax credit start to phase out when the average annual NYMEX price exceeds $58/bbl (for 2005); total phase out occurs at an average annual price of ~$71/bbl A significant potion of synfuel cash flow is protected from rising oil prices: 70-75% of 2005 synfuel cash 55% of 2006 synfuel cash 2005 2006 2007 2008 Total 415 900 1360 Cash from Operations 325 365 380 135 1205 Tax Credit Carryforward 90 120 80 120 410 Cash from operations Cash realization of previously earned tax credits ($ millions) $400 $1,200 $420 $490 $460 $260 ~$1,600

2005-2008 Cash Redeployment Framework Balance Sheet Targets Excess Cash Share Repurchase Growth Investment Our objectives for cash redeployment are: Strengthen coverage ratios to improve current and long-term credit ratings Replace and exceed ~$7.50 of value that synfuel cash flows currently represent in share price Our first use of this cash will be to reduce parent debt From 2005-2008, intend to paydown $600-700M of parent company debt We will continue to pursue growth investments that meet our strict risk-return and value creation criteria Share repurchases will be used to build share value if adequate investment opportunities are not available. We currently have a $700M stock repurchase authorization

Cash Available for Redeployment after Debt Reduction Cash Available for Redeployment ($ millions) $450-500 Cash Available for Redeployment Parent Debt Retirement Target Cash Available for Investment or Stock Buyback $200 $250-300 $1,650 Cash Available for Redeployment Parent Debt Retirement Target Cash Available for Investment or Stock Buyback $600-700 $950-1,050 2005-2008 2005

Power and Industrial Projects Total Cumulative 2005-2008 Capital ($ millions) $300 - 450 $600 - 900 Range of Expected Investment Returns* 10-20% * After-tax return on DTE Energy capital Fuel Transportation and Marketing $50 - 100 10-15% Coal transportation and marketing Gas pipelines and storage Energy marketing and trading On-site energy projects Steel-related projects Power generation with services Waste coal recovery Unconventional Gas Production $250 - 350 15-20% Antrim Shale (Michigan) Barnett Shale (Texas) Landfill and Other Our Potential Investments Will Focus in Three Key Areas

2005 Investment Opportunity Update On-site energy projects Looking at 6 site transaction for auto manufacturer, similar to 2004 DaimlerChrysler transaction In negotiations on 2 projects in pulp and paper industry Constructing facility in Vicksburg, Mississippi, to supply multiple pulp and paper mills with petroleum coke as substitute for expensive natural gas Steel-related projects In discussions on several coke battery projects Expect to partner with industry players and take 30 - 40% equity stakes in the projects Anticipate closing at least one project in 2005 Indiana Harbor Coke Battery Kimberly-Clark Tissue Mill

2005 Investment Opportunity Update (cont.) Gas pipelines and storage Playing an active role in developing the Millennium pipeline to give Michigan storage better access to the Northeast Pursuing economic expansion opportunities for ~50 Bcf of non-utility gas storage Plan to expand storage capacity by 8 Bcf in 2005 and 12 Bcf in 2006, at attractive returns Construction of Vector Pipeline Waste coal recovery Goal for the year is to prove out 'in-line' process In negotiations for 2 such projects Typical In-Line Project

2004A 2005E 2006E 2007E 2008E Existing business 6.6 5.4 4.6 5.5 8.3 Growth projects 1.1 2.1 4.4 8.9 10.1 DTE Energy Has an Established History in Unconventional Gas Production Involvement in Antrim shale has given us more than 15 years of unconventional gas experience Earnings projected to more than double by 2008, driven by two factors: Currently 100% of volumes under legacy contracts (~$3 per Mcf); will drop to ~60% of total production by 2008 Growth projects: drilling in several low risk, expansion areas * Assumes $5 /Mcf on new growth, includes allocation of corporate overhead & interest Michigan Gas Production Projected Net Income* ($ millions)

Leasehold in excess of 290,000 net acres 79,000 net acres undeveloped Own Interest in 1,900 wells Operate 1,400 wells Drill 80-100 wells per year Produce 23 Bcf/year Own 325 Bcf of proven reserves DTE Energy is the Second Largest Antrim Producer in Michigan Biogenic High Fracture Density Mixing Mod-Low Fracture Density Low Fracture Density Thermogenic Gas

? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Building on Our Unconventional Gas Expertise, DTE Energy Has Established a Position in the Barnett Shale The Barnett Shale has become a leading unconventional gas field in North America over the last 5 years Largest gas field in Texas with 1.1 Bcfd of production Cumulative production > 1Tcf Currently 90 rigs operating in the basin Successful expansion outside of the original core area over last 2 - 3 years Horizontal wells have allowed rapid expansion, with favorable economics, south of the original core area Rates have ranged from 1-3 MMcf/d per well, equivalent to 1-3 Bcf of reserves 20% of Barnett production currently from the expansion area * per 2004 USGS report Wise Denton Jack Palker Tarrant Hood Johnson Erath Somervell Hill Bosque Dallas/ Ft Worth Metropolitan Area Palo Pinto Clay Montague Cooke Expansion area Barnett wells ? ? ? ? ? Core area

? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Our Barnett Position Could Represent a Significant Growth Opportunity DTE Energy has leased more than 50,000 net acres in the Barnett Continue to add to this position Most of DTE's acreage is located in the southern portion of the expansion area Other players have aggressively added positions adjacent to DTE's Drilling has continued to yield positive results as play has moved south Will test our acreage in 2005, utilizing 3D seismic and test wells Anticipate drilling or participating in more than 20 horizontal wells in 2005 If current testing yields positive results, Barnett likely to play significant role in DTE's cash redeployment plan * per 2004 USGS report Dallas/ Ft Worth Metropolitan Area Montague Cooke Wise Denton Jack Erath Palo Pinto Core area Expansion area Palker Tarrant Hood Somervell Hill New producing areas outside core (other producers) Zones of DTE Acreage Barnett wells ? ? ? ? ? Johnson Bosque

Sound Regulated Utility Base Continued Non-Utility Growth Maintain Balance Sheet Strength Summary

2003A 2004A 2005E 2006E Non-Regulated 49 48 50.5 49 3 3 Balance Sheet Leverage Target * Excludes securitization debt, MichCon short-term debt, for 2003 & 2004 the QUIDS are included in the calculation to provide comparability with 2005 & 2006 52% 51% 50-51% 48-50% DTE Energy Leverage* Leverage has remained strong in recent years Leverage is expected to continue to decline Debt at the utilities will be managed to achieve targeted balance sheet metrics Parent debt will be reduced, consistent with projected cash flows in 2008 and beyond Target QUIDS 3% 49% 3% 48% FFO/Debt* 15% 21% 22-24% 26-28%

DTE Energy Has an Attractive Dividend Yield PGN 0.0563 ED 0.0525 AEE 0.0495 CIN 0.0481 XEL 0.0478 TE 0.0459 SO 0.0451 DTE 0.0448 PNW 0.0447 AEP 0.0396 FE 0.0385 FPL 0.0346 PCG 0.0346 PPL 0.0337 EXC 0.0336 CNP 0.0331 ETR 0.0302 EIX 0.0277 AYE 0 We are currently paying a dividend of $2.06 per share per year with a current yield of over 4.5% Potential future dividend increase will be based on underlying long-term cash flows Our Board of Directors evaluates the dividend policy annually S&P Electric Utilities Dividend Yield April 2005 Median 4.0%

In Addition, DTE Energy Has a Consistent Dividend For the past 10 years, we have paid a consistent dividend or $2.06 per share During this period, the average dividend for the group declined significantly and only begun to recover recently Currently the average S&P Electric dividend is 12% lower than in 1995 In the past ten years, more than half of the companies in the group lowered or eliminated their dividend at some point S&P Electric Utilities vs. DTE Energy Indexed Average Quarterly Dividend Q1 1995 = 100 DTE Energy 0% S&P Electrics (12%)

Sound Regulated Utility Base Continued Non-Utility Growth Maintain Balance Sheet Strength Summary

Management Additions Paul Hillegonds Senior Vice President, Corporate Affairs Chris Brown Executive Vice President, Energy Resources & Vice President, DTE Energy David Ruud Vice President, Enterprise Performance Management Bill Mallory Vice President, Environmental Engineering Steve Mabry President DTE Energy Trading

Our Challenges are Manageable Regulatory uncertainty is relatively limited Electric Rate Restructuring Proposal is a revenue neutral filing, not a full rate case We recently received the final rate order for MichCon The value of the synfuel tax credits is linked to oil prices 75% of 2005 synfuel cash flow is protected; 25% of 2006-2008 cash flow is not exposed to oil prices Cost escalation is being managed on multiple fronts Received or requested tracking mechanisms for pension, uncollectable and retiree health care expenses Established an operating system based on Toyota's model Implementing SAP to streamline and improve our information technology systems Anticipate spending $1B for environmental compliance over the next ten years MPSC has allowed the recovery of $550M in past costs Potential growth opportunity as an addition to rate base

DTE Energy Is Well Positioned With the recovery of the utilities, we expect earnings to rebound significantly in 2005 Our strategy effective over the long-term Expected cash flows provide a high degree of flexibility Our balance sheet remains solid with metrics expected to improve over the next few years Our dividend is attractive and consistent

Appendix

DTE Energy Q1 2005 Earnings Summary Operating Earnings per Share* * Reconciliation to GAAP reported earnings included in the appendix 2004 Electric Utility Gas Utility Non-Utility Holding Company 2005 0.9 0.87 0.87 0.89 0.1 0.13 0.02 0 Non Ute 0.27 0.3 Gas Ute 0.41 0.28 Electric Ute 0.22 0.32 -0.03 -0.05 holding $0.89 $0.22 Holding Company Non- Utility Gas Utility Electric Utility $0.43 $0.27 ($0.03) Q1 2005 Q1 2004 Electric Utility Gas Utility Non-Utility Holding Company $0.10 ($0.13) $0.02 $0.88 $0.32 $0.30 $0.29 ($0.03) $0.00

Electric Utility Q1 2004 vs. Q1 2005 Variance Incremental rate relief and further expiration of rate caps Soft economy (lower on-system sales backfilled with choice migration) Choice volumes down but margins flat due to unfavorable sales mix Other margin and power supply changes Lower regulatory deferrals due to rate cap expirations Merger interest retained at parent company Operating costs up due to increased outage and distribution maintenance work 2003 Rate Relief Economy Other Margin Regulatory Deferrals Merger Interest Other 2004 40 40 66 59 51 51 56 57 33 7 6 8 10 5 $40 Q1 2004 Q1 2005 * Reconciliation to GAAP reported earnings included in the appendix $33 ($7) ($6) ($5) $57 Rate Relief Economy Regulatory Deferrals Merger Interest Key Drivers include Other Margins Other ($8) $10 Operating Earnings* ($ millions)

2004 Rate Relief Gas Margins Uncollectibles Pension/Health Care ETR Other 2005 72 72 75 72 67 55 51 51 8 5 3 5 12 4 Gas Utility Q1 2004 vs. Q1 2005 Variance Incremental interim rate relief received in 2004 Gas margins lower due to lower industrial margins and Q1 billing adjustment, partially offset slightly favorable weather Uncollectible expense up due to higher gas prices and the economy Continued benefit inflation Timing related tax adjustments which will reverse later in the year $72 Q1 2004 Q1 2005 * Reconciliation to GAAP reported earnings included in the appendix ($4) $8 ($5) ($3) ($5) ($12) $51 Rate Relief Other Gas Margins Uncollectibles Pension/Health Care Tax Adjustments Key Drivers include Operating Earnings* ($ millions)

Q1 2004 Net Synfuel Gas Midstream Coke Trading/CTC Other Q1 2005 45 45 69 74 50 48 51 24 5 7 26 5 5 Non-Utility Q1 2004 vs. Q1 2005 Variance Increased synfuel contribution: Higher production (3.0M vs. 4.9M tons) resulting in $19M of incremental net income Revenue deferred due to oil prices volatility ($27M) Mark-to-market gain from 2005 oil options $32M Higher storage revenue at Gas Midstream and Supply Improved coke battery earnings due to higher coke prices Lower realized storage margins at CoEnergy due to a shift in withdrawals to next storage season based on forward curve economics and mark-to-market timing at Energy Trading $46 Q1 2004 Q1 2005 * Reconciliation to GAAP reported earnings included in the appendix Operating Earnings* ($ millions) ($31) Trading & CoEnergy Portfolio Net Synfuel Impact Coke Batteries $24 $5 $7 $51 Gas Midstream Trading ($6) CoEnergy ($25) Key Drivers include

Q1 2005 DTE Energy Underlying Operating Earnings Adjusting for timing related accounting items yields a better understand of the true earnings power of Q1 2005 Positive $32M mark-to-market for 2005 oil options. Synfuel revenue deferred for recognition is $27M Mark-to-market accounting timing at CoEnergy is $30M less then originally planned Gas Utility quarter-over-quarter change primarily timing related The theoretical "earnings strength" of Q1 is $38M higher than last year. 1Q 2005 Operating Earnings 2005 Hedge Synfuel not recognized CTC MTM impact Regulated Gas Tax Timing 1Q 2005 Earnings Power 1Q 2004 153 121 121 147 177 190 152 32 26 30 12 $153 Q1 2005 Operating Earnings ($32) $27 $30 Less 2005 Oil Hedge MTM Plus Q1 synfuel unrecognized revenue Q1 2005 Non-Utility Underlying Operating Earnings Q1 2004 Earnings ($ millions) Timing of accounting profit recognition at CoEnergy Storage $190 $152 Gas Utility timing $12

Non-Utility Q1 2004 vs. Q1 2005 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix

Q1 Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows Q1 2004 Q1 2005 Adjusted cash from operations reached $476M in the first quarter, up over 50% from 2004 Synfuel production payments was $63M in the quarter, up $37M from the prior year Stronger cash from operations was partially offset by higher year-over- year capital spending and lower asset sales In total, net cash after capital spending and dividends, totaled $183M in the first quarter Cash flow in the first quarter was much improved from 2004

Q1 Capital Expenditures Q1 2004 Detroit Edison Operation $129 - 5 6 MichCon 15 Non-Utility Corporate 6 Total $179 ($ millions) 9 9 Environmental - SAP Implementation - Maintenance - Growth - Q1 2005 $118 3 23 20 9 $205 15 17 Most of the increase due to the ramp-up in spending for implementation of the new SAP platform Non-utility spending was also higher, reflecting growth investments and higher maintenance capital Year-over-year capital spending was up in the first quarter

The Balance Sheet Remains Strong * Leverage ratios exclude securitization debt, MichCon short-term debt and quasi-equity instruments, calculation included in the appendix ** $1,875M total credit lines less $150M outstanding letters of credit Q1 2004 Q1 2005 49 52 3 Leverage* at 3/31 52% 49% 2003 2004 Liquidity 1725 438 Liquidity ($ millions, at 3/31) $1,725** Available Bank Capacity Current Commercial Paper Balance Q1 2004 Q1 2005 FFO/Debt 16 19 QUIDS 1 Funds from Operation/Debt At 3/31, Trailing 12 Months 19% 17% $439 QUIDS 3% 52% 16% QUIDS 1% Cash flow to debt (FFO/Debt) rose from 17% in the 1st quarter of 2004 to 19% in 2005. We continue to expect improvement in this important metric Excess liquidity at the end of the quarter was over $1B In August, approximately 3.8M shares of DTE Energy will mandatorily convert as part of the 2002 equity issuance

2005 Non-Utility Operating Earnings Guidance Synfuels Coke Batteries On Site Energy Projects Power Generation Coal Services Biomass Energy Energy Trading & CoEnergy Portfolio Energy Resources overhead & development Upstream & Midstream Gas DTE Energy Technologies Energy Technology Investments & Other Total Non-Utility Operating Earnings ($ millions) Energy Resources Subtotal 2005 Guidance $215-225 25-30 20 (13) 15 6 50-55 (43) 30 (5) - $300-320 $275-295 * Reconciliation to GAAP reported earnings included in the appendix 2004 Actual* $198 9 23 (18) 12 5 44 (40) 21 (19) 6 $241 $233

2005 Guidance 2005 Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2004 Actuals ** Excludes potential growth capital

2004 Actual 2005 Capital Expenditures Detroit Edison Operation $546 - 22 77 MichCon 113 Non-Utility Corporate 57 Total $940 ($ millions) 45 80 Environmental - SAP Implementation - Maintenance - Growth* - 2005 Guidance $540-560 100 130-135 110-115 65-75 $1,020-1,070 75-85 - * 2005 growth capital expenditures is dependent on cash redeployment strategy

Leverage Calculation * Leverage would have been ~52%, if QUIDS were treated as debt

Synfuel Earnings Background Quarterly earnings from synfuels primarily come from two sources: Quarterly payments received from partners in our projects as tax credits are allocated to them These payments are subject to gain recognition accounting Mark-to-market gains/losses from the oil options we purchased last year to protect a portion of our 2005 synfuel cash flow that is exposed to crude oil price risk The hedge does not qualify for hedge accounting; the changes in fair market value are recorded in current earnings

Recognition of Synfuel Earnings: Payments Received from Buyers Accounting principles for gain recognition of our synfuel sales proceeds are very conservative Sale proceeds cannot be recognized until there is evidence they have become determinable and collectability has been reasonably assured Due to the rise in oil prices, a possibility exists that the reference price for oil could reach the threshold at which section 29 tax credits phase out The certainty requirement for recognition of sale proceeds is very high. A more than remote probability of phase-out leads to not recognizing some portion of sales proceeds for the quarter. We believe the possibility of phase-out is remote, but the accounting standard is very high Until the accounting certainty requirement has been met, we expect to defer recognition of a portion of synfuel sales proceeds until later in the year

Recognition of 2005 Synfuel Earnings * Assumes average oil price for the calendar year remains below the phase-out threshold ($ millions, after-tax)

Recognition of Synfuel Earnings Payments Received from Buyers (Cont.) Synfuel sale proceeds are received from our partners on a quarterly basis, and are comprised of two parts: Fixed Note Payments of principal and interest, which are not tied to tax credits generated Earnings from these payments are not impacted by gain recognition accounting and are recognized when received Variable Note Payments equal to the product of a negotiated rate and an estimate of tax credits allocated to our partners, less the fixed note payment and capital contributions made by the buyer These payments are subject to gain accounting; their recognition is deferred until the probability of a section 29 tax credit phase-out is assessed as remote

Recognition of 2005 Synfuel Earnings: Payments Received from Buyers No Recognition Issues Payments Received, but Remote Probability of Phase-Out Until Q3 Fixed Note Payment Variable Note Payment ILLUSTRATIVE Total Net Income: $215-225M Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Synfuel Cash Flow Update 2005 Approximately 70-75% of the $420M in synfuel cash flow is protected through a combination of the following: use of prior year tax credits, cash payments received to date, and the purchase of option contracts* We spent $17M after-tax in option premiums; $7M impacted 2004 earnings; $11M will impact 2005 earnings 2006 Approximately 55%** of the $490M in synfuel cash flow is protected through the purchase of option contracts and the use of prior year tax credits* To date, we have spent $20M after-tax in option premiums We continue to monitor the volatility in oil prices and alternatives for mitigating our unhedged oil price exposure. If events merit, we will hedge an additional portion of 2006 and 2007 cash flows ** Assumes no phase out of tax credits occurs in 2005. If 2005 phase out occurs and prior year credits are not received, approximately 30% of synfuel cash flow is protected in 2006 * Assumes that synfuel production is managed to minimize net operating losses

Synfuel Portfolio

CoEnergy Storage Optimization DTE Energy holds 55 Bcf of non-utility storage, 30 Bcf is contracted and 25 Bcf is optimized by CoEnergy by buying gas in the summer and simultaneously selling it forward for delivery Economic profit is locked in at the time of the transaction Inventory is accounted for at average cost and forward sales are marked-to-market Interim earnings can be volatile due the accounting mismatch between inventory and forward sales

Margin Storage Cycle Illustration 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 3/31/2005 6.178 6.378 6.457 7.542 7.866 7.918 7.998 8.028 8.043 8.088 8.364 8.692 9/30/2004 6.712 6.852 6.757 6.195 6.058 6.069 6.101 6.118 6.11 6.153 6.358 6.571 3/31/2005 9/30/2004 NYMEX Natural Gas Forward Curves In Q1 2005, when the current price moved down and the forward price rose dramatically, we decided not to withdraw gas We fulfilled Q1 2005 contracts with gas from the market and recontracted to sell the gas currently in storage next season The positive economic impact is locked in, but due to storage accounting, the inventory stays at cost while the forward sale created a mark-to-market loss We expect this accounting loss to reverse in the next storage cycle Cycle 1 Cycle 2 Summer Injection Typical Storage Injection and Withdrawal Cycle Cash Flow Winter Withdrawal Summer Injection Winter Withdrawal Cycle 1 Cycle 2 Summer Injection 2005 Cycle Winter Withdrawal Summer Injection Winter Withdrawal Injection/Withdrawal Incremental Profit

Regulatory Calendar Rate Restructuring Proposal Stranded Cost/PSCR Reconciliation Other Post Employment Benefits Tracker June 9, Staff and Intervenor Testimony October 27, ALJ Proposal for Decision (tent.) By Year-End, Anticipated Final Order (U-14399) (U-14474) (U-14428) July 28, Staff and Intervenor Testimony November, ALJ Proposal for Decision (tent.) Q1 2006, Anticipated Final Order May 17, Prehearing to determine schedule Q1 2006, Anticipated Final Order

Industrial Services Other East 40 58 2 Diversification in Michigan's Economy 1980 2006 Est. Michigan Gross State Product by Sector Source: U.S. Department of Commerce, Bureau of Economic Analysis, "Regional Economic Accounts" Industrial Services Other 54 44 2 Industrial 54% Services 44% Other 2% Industrial 40% Services 58% Other 2% 1st in the United States in major new corporate facilities and expansions over the past eight years 2nd in the United States for Research & Development expenditures 4th largest high-tech workforce in the United States Home to major technology- focused companies including Compuware, Dow Chemical, and EDS Has the fastest growing Life Sciences industry in the nation Pharmaceuticals, Medical devices, Research and ancillary services Over 540 firms including Pfizer, Lumigen and Pharmacia

Automotive Production Data Thousands of Vehicles Produced The automobile sector accounts for ~14% of Detroit Edison's sales and ~10% of revenue Within Detroit Edison's service territory, the Big 3 automakers generally produce more popular and higher margin vehicles Over the past 15 years, area auto production volume has remained relatively constant while Detroit Edison's electric load has increased by ~25% In the next five years, Big 3 auto production in Detroit Edison's service territory is expected to remain relatively stable Detroit Area Light Vehicle Forecasted Production 2004 2005 2006 2007 2008 2009 2010 DaimlerChrysler 692 760 670 713 674 671 710 Ford 780 942 959 883 879 876 860 General Motors 542 556 607 598 617 597 640

Reconciliation of Q1 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Total Year Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes